--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            -------------------------


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            -------------------------


       Date of Report (Date of earliest event reported):  October 5, 1995


                                RYMER FOODS INC.


                      Incorporated in the State of Delaware


Commission File Number 1-6071         IRS Employer Identification No. 36-1343930


                        4600 S. Packers Avenue, Suite 400
                             Chicago, Illinois 60609
                                  312/927-7777



--------------------------------------------------------------------------------


                        This Report Contains   4   Pages
                                             -----



                                        1.

Item 5.   Other Events
----------------------


See the attached press releases of the Company attached hereto.


Item 7.   Exhibits
------------------

(c)  Exhibits

     99.1   News release of Rymer Foods Inc. dated October 5, 1995

     99.2   News release of Rymer Foods Inc. dated October 10, 1995







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Rymer Foods Inc.
                                           (Registrant)


                                   By /s/  Edward M. Hebert
                                      ---------------------------------------
                                      Edward M. Hebert, Senior Vice President,
                                      Chief Financial Officer and Treasurer




Date:  October 10, 1995









                                       2.